THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN VIOLATION OF THE ACT, THE RULES AND REGULATIONS THEREUNDER, ANY APPLICABLE STATE SECURITIES LAW OR THE PROVISIONS OF THIS WARRANT.

No. of Shares of Common Stock:   **81,081**

                                     WARRANT

                           To Purchase Common Stock of

                   SYNETIC HEALTHCARE COMMUNICATIONS, INC.


      THIS IS TO CERTIFY THAT THE HEALTH INFORMATION NETWORK CONNECTION LLC, a New York limited liability company, or its registered and permitted assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from SYNETIC HEALTHCARE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), Eighty-One Thousand Eighty-One (81,081) shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at the Applicable Warrant Price (as hereinafter defined and subject to adjustment as set forth herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

                                    ARTICLE I
                                   DEFINITIONS

      As used in this Warrant, the following terms have the respective meanings set forth below:

      "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or issuable (whether upon the exercise of warrants, Convertible Securities or otherwise) by the Company after the Effective Date, other than Warrant Stock.

      "Affiliate" shall mean with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, the term "control" (including correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

      "Applicable Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. On any such date, such price shall equal the following: (a) if there occurs an Initial Public Offering of the Common Stock by such date, then the lesser of (i) the Initial Public Offering Price of the Common Stock and (ii) the Non-IPO Price; or (b) if an Initial Public Offering of the Common Stock does not occur by such date, then the Non-IPO Price, in each case subject to adjustment as provided herein; provided, however, that, notwithstanding anything to the contrary contained herein, the Applicable Warrant Price shall not be less than the par value of a share of Common Stock.

      "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

      "Cashless Exercise" shall have the meaning set forth in Section 2.2(c).

      "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

      "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $.01 per share, of the Company, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (a) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (b) shares of Common Stock of any successor or acquiring corporation (as defined in Section 4.7) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.7; provided, however, that this shall not include any shares of Common Stock acquired by the exercise of this Warrant whether in full or in part.

      "Company" shall have the meaning set forth in the introductory paragraph hereof.

      "Convertible Securities" shall mean evidences of indebtedness, shares of stock, warrants, rights or other securities which are exercisable, convertible or exchangeable, (including, but not limited to, Options) with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or the happening of a specified event or both.

      "Current Market Price" shall mean in respect of any share of Common Stock on any date herein specified, the lower of (a) the average of the daily market prices for 15 consecutive Business Days commencing twenty-five (25) days before such date and
(b) the daily market price on the most recent Business Day prior to such date. The daily market price for each such Business Day shall be the last reported sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading or, if the Common Stock is not so listed or admitted, the last reported sale price on such day on the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ") or any other over-the-counter market or trading facility on which such Common Stock is then listed; provided, however, that if no sale takes place on such day on any such exchange, market or trading facility, the average of the last reported closing bid and ask prices on such day as officially quoted on such exchange, market or trading facility shall be the daily market price for such Business Day; provided, further, that if the Common Stock is not listed or admitted to trade on a stock exchange and is not quoted on NASDAQ, or any other over-the-counter market or trading facility, the Current Market Price shall be the Fair Market Value.

      "Cut-Back Event" shall have the meaning set forth in Section 7.3(a).

      "Demand Registration" shall have the meaning set forth in Section 7.2.

      "Effective Date" shall mean January 1, 1999.

      "Exercise Period" shall mean the date or period, as the case may be, on or during which this Warrant is exercisable pursuant to Section 2.2; provided, however, that such date or period shall be extended in order to permit the Holder to comply as necessary with the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and to obtain the consents of the United States Department of Justice and the United States Federal Trade Commission to the exercise of this Warrant by the Holder.

      "Expiration Date" shall mean January 1, 2006; provided, however, that if the Management Services Agreement is terminated by THINC pursuant to Section 8.6 thereof due to a failure by the Company to meet certain performance standards, then the Expiration Date shall be the one-hundred and eightieth (180th) day following the date of such termination.

      "Fair Market Value" shall mean in respect of a share of Common Stock on any date herein specified, the fair value as determined in good faith by the Board of Directors of the Company, subject to the provisions of Section 4.6(e).

      "Healthcare Communications Business" shall mean the provision of on-line prescription, laboratory and managed care transaction and messaging services (the "Services") that connect physicians with healthcare payers, pharmacies and laboratories, which shall include, without limitation, connection to, and management of Services with, all pharmaceutical benefits management systems; connection to, and management of Services with, all payer systems (including third party payers and direct payers (e.g., employers)); connection to, and management of Services with, all physicians and other provider systems; connection to, and management of Services with, healthcare suppliers (e.g., pharmacies, laboratories); connection to, and management of Services with, consumers; and connection to, and management of services with, other data switches (e.g., clearing houses).

      "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

      "Incidental Registration" shall have the meaning set forth in Section
7.3.

      "Initial Public Offering" means an initial underwritten public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act, in connection with which the Company's Common Stock first becomes listed or admitted to trading on a national stock exchange, or traded and quoted on NASDAQ or any other over-the-counter market or trading facility.

      "Initial Public Offering Price" shall mean the amount of consideration paid by the public per share of Common Stock in connection with an Initial Public Offering (not subtracting any commissions, discounts or other expenses incurred in connection with the Initial Public Offering and any related underwriting).

      "Management Services Agreement" shall mean the Management Services Agreement entered into concurrently herewith between the Company and Synetic Healthcare Communications, Inc., a Delaware corporation, as such agreement may be amended, supplemented and/or extended from time to time.

      "Majority Holders" shall have the meaning set forth in Section 4.6(e).

      "NASDAQ" shall have the meaning set forth in the paragraph hereof defining "Current Market Price".

      "Non-IPO Price" shall mean in respect of a share of Common Stock the price equal to $200.00.

      "Option" means any right, warrant or option to subscribe for or purchase shares of Common Stock.

      "Other Property" shall have the meaning set forth in Section 4.7.

      "Outstanding" shall mean, when used with reference to the Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or its subsidiaries, and all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

      "Parent" shall mean Synetic, Inc., the corporate parent of the Company.

      "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) and other organizations, whether or not legal entities.

      "Register" shall have the meaning set forth in Section 2.1.

      "Registrable Shares" shall mean shares of Common Stock issued or issuable upon the exercise of this Warrant.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Shareholders" shall mean Persons holding Common Stock of the Company and entitled to register such Common Stock under the Securities Act pursuant to a registration agreement with the Company, other than holders of Registrable Shares.

      "THINC" shall mean THE HEALTH INFORMATION NETWORK CONNECTION LLC, a New York limited liability company.

      "Warrants" shall mean this Warrant and all Warrants issued upon the partial exercise, transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

      "Warrant Price" shall mean an amount equal to (a) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section
2.2 multiplied by (b) the Applicable Warrant Price.

      "Warrant Stock" shall mean the shares of Common Stock purchased by the Holder upon the exercise of this Warrant; provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity (other than the Company) or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issued or issuable upon the exercise of the rights granted hereunder.

                                   ARTICLE II
                        REGISTRATION; EXERCISE OF WARRANT

      2.1 Registration. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Register"), in the name of the Holder of such Warrant. The Register shall include the Holder's name, address (as provided to the Company by the Holder), the number of Warrants registered in such Holder's name, and any other information pertaining to the Warrants or the Holder that the Board of Directors of the Company reasonably deems appropriate. The Company may deem and treat the registered Holder of this Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the Holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      2.2 Manner of Exercise. (a) This Warrant may be exercised for all or any part of the number of shares of Common Stock purchasable hereunder either (i) before 5:00 P.M., New York City time, on any Business Day during the period from the date that is one-hundred and eighty (180) days following the occurrence of an Initial Public Offering (in which Parent is not selling any Common Stock held, directly or indirectly, by Parent) which takes place on or prior to the Expiration Date to the later of (A) the Expiration Date and (B) the date that is one hundred eighty five (185) days following the date of such Initial Public Offering; (ii) if an Initial Public Offering occurs in which Parent is selling any Common Stock held, directly or indirectly, by Parent, then before 5:00 p.m., New York City time, on any Business Day during the period from the date of the Initial Public Offering to the later of (A) the Expiration Date and (B) the date that is five (5) days following the date of such Initial Public Offering; or
(iii) if an Initial Public Offering has not so occurred, then before 5:00 P.M., New York City time, on any Business Day during the fifteen (15)-day period immediately following the Expiration Date.

            (b) In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at the office designated by the Company pursuant to Section 12.8, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in the manner provided below, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney duly authorized in writing. Upon receipt thereof, the Company shall, as promptly as practicable, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the notice and shall be registered in the name of the Holder. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued and the

Holder shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks, if any, and this Warrant, are received by the Company as described above and all taxes required to be paid by the Holder, if any, prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the sole discretion of the Company, appropriate notation may be made on this Warrant and the same returned to the Holder. The issuance of Warrant Stock shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Stock; provided the Holder provides the Company or its agent with any report, document or certificate required by applicable law in order to avoid the imposition of such taxes or other costs. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant. Payment of the Warrant Price shall be made in same-day funds by certified or official bank check, or wire transfer.

            (c) If the Company's Common Stock is listed on a national securities exchange or quoted on NASDAQ or any other over-the-counter market or trading facility, the Holder may also exercise this Warrant during the Exercise Period for all or any part of the number of shares of Common Stock purchasable hereunder, in a "cashless" or "net-issue" exercise (a "Cashless Exercise") by delivery to the Company at the office designated by the Company pursuant to
Section 12.8, (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, and (ii) this Warrant. Such notice shall be substantially in the form of the cashless exercise form appearing at the end of this Warrant as Exhibit B, duly executed by the Holder or its agent or attorney duly authorized in writing. In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number of shares of Common Stock determined by dividing (A) the product received by multiplying that portion of the total number of shares of Common Stock purchasable hereunder which the Holder elects to exercise in this Cashless Exercise by the excess of (X) the Current Market Price over (Y) the Applicable Warrant Price, and (B) the Current Market Price. The cashless exercise form shall set forth the calculation upon which the Cashless Exercise is based.

      2.3 Payment of Taxes. The Company shall pay all stock transfer taxes and similar governmental charges that may be imposed with respect to the issuance of Warrant Stock upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or other charge imposed in connection with any transfer of this Warrant or the issuance or delivery of certificates for shares of Warrant Stock or other securities in respect of the shares of Warrant Stock upon the exercise of Warrants, to a person or entity other than a then existing Holder of Warrants; provided, further, that the Company shall not be required to pay any income or other similar tax levied on any Holder of Warrants.

      2.4 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder of this Warrant, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price on the date of notice of exercise. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise.

      2.5 Restrictive Legend. Each certificate for Warrant Stock issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS EITHER
      (1) SUCH SHARES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND LEGAL COUNSEL OF THE HOLDER OF SUCH SHARES (WHICH COUNSEL IS REASONABLY SATISFACTORY TO THE COMPANY) PROVIDES AN OPINION TO SUCH EFFECT TO THE COMPANY."

The Company shall, upon the request of any holder of a stock certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate without such legend if such holder shall have delivered to the Company a legal opinion reasonably satisfactory to the Company to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

                                   ARTICLE III
                                    TRANSFERS

      This Warrant and all rights hereunder are non-transferable, and may not be sold, transferred, pledged, hypothecated, or assigned without the prior written consent of the Company (which may be withheld in the Company's sole discretion), except in connection with the distribution of all the assets of the Holder pursuant to a liquidation, dissolution or winding up of the affairs of the Holder, or the sale of all or substantially all of the Holder's assets or a merger or consolidation of the Holder where the Holder is not the surviving entity; provided, however, in no event may a Holder make any transfer to a direct competitor of the Company. Any such prohibited transfer made without the Company's consent shall be void ab initio. Any permitted transferee shall agree to be bound by all provisions of this Warrant.

                                   ARTICLE IV
                                   ADJUSTMENTS

      The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Article IV; provided, however, that, notwithstanding anything to the contrary contained herein, the Applicable Warrant Price shall not be less than the par value of a share of Common Stock. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Article IV as soon as practicable following the occurrence of such event, which notice shall state the exercise price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

            (a) pay a dividend or make a distribution on its Common Stock in Additional Shares of Common Stock (this adjustment will be deemed to occur immediately after the record date);

            (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

            (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Applicable Warrant Price shall be adjusted to equal (A) the Applicable Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

      4.2 Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided in Section 4.2(b)) issue or sell any Additional Shares of Common Stock and such Additional Shares of Common Stock are issued or sold for no consideration or for consideration in an amount per additional share of Common Stock less than the Fair Market Value then the Applicable Warrant Price shall be reduced to a price determined by multiplying
(i) the Applicable Warrant Price, by (ii) a fraction, (A) the numerator of which is the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such issuance or sale, plus (2) an amount equal to the quotient arrived at by dividing the aggregate consideration, if any, received by the Company upon such issuance or sale, by the Fair Market Value per share of the shares so issued or sold, and (B) the denominator of which is the number of shares of Common Stock Outstanding immediately after such issuance or sale.

            (b) The provisions of Section 4.2(a) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Sections 4.1 or 4.7. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable or the Applicable Warrant Price shall be made under Section 4.2(a) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Convertible Securities.

      4.3 Issuance of Convertible Securities. If at any time the Company shall issue or sell, any Convertible Securities, and the price per share for which Common Stock issuable upon the exercise, conversion or exchange of such Convertible Securities shall be less than the Fair Market Value in effect immediately prior to the time of such issue or sale, then the Applicable Warrant Price shall be adjusted as provided in Section 4.2(a) on the basis that (a) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Convertible Securities shall be deemed to have been issued and outstanding,
(b) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest possible price per share in any range of prices per share at which such Additional Shares of Common Stock are available to such holders, and (c) the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such Convertible Securities. No further adjustments of the Applicable Warrant Price shall be made upon the actual issue of Additional Shares of Common Stock upon exercise, conversion or exchange of such Convertible Securities.

      4.4 Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable shall have been made pursuant to Section 4.3 as the result of any issuance of Convertible Securities, and either

            (a) the right of exercise, conversion or exchange for such Convertible Securities, shall expire and all or a portion of such rights with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

            (b) the consideration per share for which shares of Common Stock are issuable pursuant to such Convertible Securities, shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such Convertible Securities on the then outstanding Warrants, but not on any then outstanding Warrant Stock, on the basis of

            (c) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange, as having been issued on the date or dates of any such exercise, conversion or exchange and for the consideration actually received and receivable therefor, and

            (d) treating any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock are issuable under such Convertible Securities.

      4.5 Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up; provided that written notice of such intent to exercise is delivered to the Company within ten (10) business days of the date that the Holder receives written notice of the Company's intent to dissolve, liquidate or wind up its affairs. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the Applicable Warrant Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such Applicable Warrant Price and, in such case, the Company shall, upon distribution to the Holder, consider such Applicable Warrant Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such Applicable Warrant Price from the amount payable to the Holder.

      4.6 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable provided for in this Article IV:

            (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Company for issuing such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities consideration equal to the amount of such dividend so paid or satisfied.

            (b) When Adjustments Are Made. The adjustments required by this
Article IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable or of the Applicable Warrant Price that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
Section 4.1) up to, but not beyond, the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable or of the Applicable Warrant Price immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article IV and not previously made, would result in a minimum adjustment, but in no event later than the date of exercise of this Warrant. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            (c) Fractional Interests. In computing adjustments under this
Article IV, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

            (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled. The adjustments pursuant to this

Article IV shall not apply to: (i) any Convertible Securities which are issued to officers, directors, employees, or consultants of the Company pursuant to a bona fide plan or plans adopted in good faith by the Board of Directors of the Company, to the extent such Securities may be exchanged for, converted into, or exercised to acquire Additional Shares of Common Stock in an amount not exceeding ten (10%) percent of the then outstanding Common Stock of the Company;
(ii) any Additional Shares of Common Stock issued to such officers, directors, employees, or consultants of the Company upon the exchange, conversion or exercise of the Convertible Securities described in the immediately preceding clause (i), subject to the same limitation set forth therein; (iii) Additional Shares of Common Stock issued to acquire, or in the acquisition of, all or any portion of, or to invest in, a business, in an arm's-length transaction between the Company and a third party which is not an Affiliate of the Company, whether such acquisition or investment shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, provided that the Company shall have obtained a valuation or determination from any independent firm of certified public accountants or investment banking firm, in either case of recognized national standing, which indicates that such Additional Shares of Common Stock were issued for consideration in an amount not less than fair market value; (iv) Additional Shares of Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting or sales at the market pursuant to a continuous offering stock program; (v) Additional Shares of Common Stock issued in any private placement or other transaction exempt from the registration requirements of the Securities Act pursuant to a firm commitment underwriting, provided that the Company shall have obtained a valuation or determination from any independent firm of certified public accountants or investment banking firm, in either case of recognized national standing, which indicates that such Additional Shares of Common Stock were issued for consideration in an amount not less than fair market value; (vi) rights to purchase Additional Shares of Common Stock or issuance of Additional Shares of Common Stock pursuant to a dividend reinvestment plan or other plan hereafter adopted for the reinvestment of dividends or interest; (vii) a change in the par value or no par value of the Common Stock (other than as a consequence of an event described in Section 4.1(b), 4.1(c) or 4.7 for which an adjustment to the number of Shares of Common Stock for which the Warrant is exercisable is required pursuant to such Section 4.1(b), 4.1(c) or 4.7); or
(viii) non-stock dividends or distributions paid by the Company, except to the extent otherwise provided in Section 4.9. In addition, to the extent that the Warrants become exercisable for cash, no interest shall accrue on such cash.

            (e) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Article IV, such determination may be challenged in good faith by the Holders entitled to receive in excess of fifty percent (50%) of the aggregate number of shares of Common Stock then purchasable upon exercise of this Warrant, whether or not then exercisable (the "Majority Holders"), and any dispute shall be resolved by an accounting or investment banking firm of recognized standing selected by the Company and reasonably acceptable to the Holders of a majority of the aggregate number of Shares of Common Stock then purchasable upon exercise of this Warrant. Any such challenge must be made by delivery of written notice thereof to the Company not later than fifteen (15) Business Days following the date that the Company provides the Majority Holders written notice of such determination. For the purposes of clarification and not limitation, no challenge may be made under this Section 4.6(e) in respect of any of the events described in Section 4.6(d), subject to the conditions in Section 4.6(d).

      4.7 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation, a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's Capital Stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of cash, securities or otherwise, or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of Common Stock of any successor or acquiring corporation or of the Company (as applicable), or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of Common Stock of the successor or acquiring corporation or of the Company (as applicable) ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event; provided, however, that this Section 4.7 shall not apply to the extent any action causes an adjustment to be made pursuant to Sections 4.1, 4.2, or 4.3 hereof. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article IV. For purposes of this Section 4.7 "Common Stock of any successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets and to the stock or securities of any other corporation that are at the time receivable by the Holders upon the exercise of this Warrant.

      4.8 Reclassifications. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Applicable Warrant Price therefore shall be appropriately adjusted.

      4.9 Extraordinary Dividends. If the Company declares and pays an extraordinary dividend (i.e., a dividend that is inconsistent with the Company's dividend policy adopted by the board other than an initial dividend), and the failure thereupon to make any adjustment pursuant to this Article IV would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular independent auditors of the Company) or independent investment banking firm of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustment, if any, described therein.

      4.10  Other Notices.  In case at any time:

            (a) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to, another corporation;

            (b) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company; or

            (c) the Company shall declare any non-cash dividend on its Common Stock;

      then, in any one or more of said cases, the Company shall give written notice, addressed to the Holder at the address of such Holder as shown on the Register, of the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action or dividend, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, or the date of such dividend, as the case may be. Such notice shall be mailed to the Holder at least twenty days prior to the record date for such action in the case of any action described in Subsection (a) or Subsection
(c) above, and in the case of any action described in Subsection (b) above, at least twenty days prior to the date on which the action described is to take place and at least twenty days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action.

            As soon as practicable following any adjustment of the Applicable Warrant Price and/or the number of shares of Common Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) the Company's President or Chief Financial Officer, or (ii) any independent firm of certified public accountants, or investment banking firm, in either case of recognized national standing, which the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Applicable Warrant Price and/or the number of shares of Common Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

      4.11 No Impairment. The Company shall not, by amendment of its charter or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Article IV.

      4.12 Determination Final. Subject to Section 4.6(e), any determination that the Company or the Board of Directors of the Company shall make pursuant to this Article IV shall be final, binding and conclusive.

                                    ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As of the Effective Date, the Company hereby represents that:

      5.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as it is now being conducted and to execute, deliver and perform this Warrant and to consummate the transaction contemplated hereby;

      5.2 Title. The assets of the Company's Healthcare Communications Business (the "Assets") are as set forth on Schedule I. The Assets (i) are subject to any and all liabilities relating to such Assets; (ii) constitute substantially all the properties and assets forming a part of, used, held, or intended to be useful in, the conduct of the Healthcare Communications Business, except, in each case, as would not reasonably be expected to materially and adversely affect the Healthcare Communications Business; (iii) represent all of the properties and amounts formerly held by Parent or Avicenna Systems Corporation ("Avicenna") and useful in connection with the Healthcare Communications Business; and (iv) have been validly transferred and conveyed by Parent and Avicenna to the Company such that the Company has all rights in respect of such properties and assets that were formerly held by Parent and Avicenna (except that certain software licenses may contain restrictions on assignment).

      5.3 Conduct of Business. The Company will conduct the activities of the Healthcare Communications Business through the Company or a wholly-owned subsidiary of the Company.

      5.4 Capitalization. The Company's authorized capital stock consists of:
10,000,000 shares of Common Stock, of which 1,000,000 shares are issued and outstanding.

      5.5 Options. Except pursuant to this Warrant there are no Options, warrants or similar rights to acquire from the Company, or agreements or other obligations by the Company, absolute or contingent, to issue or sell Common Stock, whether on conversion or exchange of Convertible Securities or otherwise;

      5.6 Preemptive Rights. No shareholder of the Company has any preemptive rights to subscribe for shares of Common Stock;

      5.7 Authority. The Company has the right and power, and is duly authorized and empowered, to enter into, execute, deliver and perform its obligations under this Warrant;

      5.8 Binding Effect. This Warrant has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity.

      5.9 No Conflict. The execution, delivery and/or performance by the Company of this Warrant shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the

Company's charter or bylaws or contained in any agreement, instrument or document to which the Company is a party or by which it is bound.

      5.10 Consents. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company's obligations hereunder, except as may be required by federal or state securities laws.

                                   ARTICLE VI
                                    COVENANTS

      The Company covenants that from and after the Effective Date, the Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized and unissued shares of Common Stock as will be sufficient to permit such exercise in full. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                                    ARTICLE VII
                DEMAND AND INCIDENTAL REGISTRATION OF REGISTRABLE
                                     SHARES

      7.1 Registration. Neither this Warrant nor the Registrable Shares has been registered under the Securities Act or applicable state securities laws. The Holder, by acceptance hereof, represents that it is acquiring the Warrants to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate any Warrants or any Registrable Shares unless a registration statement is effective for such Warrants or Registrable Shares under the Securities Act or in the opinion of such Holder's counsel, which counsel must be acceptable to the Company (a copy of which opinion shall be delivered to the Company) such transaction is exempt from the registration requirements of the Securities Act and applicable state securities laws.

      7.2 Demand Registration. At any time after (i) the date that is two (2) years after the Effective Date, unless prior thereto Parent has registered under the Securities Act any of the Company's Common Stock held, directly or indirectly, by Parent for sale to the public pursuant to an underwritten public offering or continuous offering stock program; and (ii) the expiration of any "lock-up period" during which the Company, in connection with an Initial Public Offering, agrees with an underwriter not to sell Additional Shares of Common Stock, then holders of not less than fifty percent (50%) of the then total number of Registrable Shares, as to which Warrants have been exercised or are then exercisable, may make a written request for registration under the Securities Act of all or part of their Registrable Shares (the "Demand Registration") for the public disposition of such Registrable Shares. The Company shall, as soon as reasonably practicable after receipt of such written request, notify all other holders of Registrable Shares, as to which Warrants have been been exercised or are then exercisable, of the Company's receipt of such written request, and offer such holders the opportunity to include their Registrable Shares, as to which Warrants have been exercised or are then exercisable, in such Demand Registration. The Company shall then use reasonable best efforts to register under the Securities Act the Registrable Shares proposed to be sold by such holders and to keep such Demand Registration open for ninety (90) days; provided, however, that the Company shall not be obligated (i) to effect the Demand Registration unless it has previously consummated an Initial Public Offering, (ii) to effect the Demand Registration covering less than fifty percent (50%) of the then total number of Registrable Shares, or (iii) to effect more than one (1) Demand Registration under this Section 7.2; provided that if the Registrable Shares proposed to be sold by such holders were not sold pursuant to the Demand Registration, other than because such holders elected not to sell their Registrable Shares, the holders of any number of Registrable Shares shall be entitled to make a written request for additional Demand Registrations in accordance with the procedures of this Section 7.2 until such Registrable Shares initially proposed to be sold by such holders have been sold (except that a request for an additional Demand Registration may not be made until six (6) months after the effective date of the Registration Statement effected in response to any previous Demand Registration); and provided, further, that the Demand Registration shall be subject to the provisions of
Section 7.4 hereof. A request for the Demand Registration will specify the number of Registrable Shares proposed to be sold. A registration will not count as the Demand Registration until the registration statement relating thereto has become effective and been kept open for not less than 90 days.

      7.3 Incidental Registration. (a) If the Company proposes to register under the Securities Act any Common Stock for sale to the public pursuant to a firm commitment underwriting (other than in connection with an Initial Public Offering in which Parent is not selling any of the Company's Common Stock held, directly or indirectly, by Parent), the Company will give written notice at such time to all holders of Registrable Shares, as to which Warrants have been been exercised or are then exercisable, of its intention to do so. Upon the written request of any such holder, given within thirty (30) days after receipt of any such notice by the Company, to register any of its Registrable Shares, the Company will use its reasonable best efforts to cause the Registrable Shares as to which registration shall have been so requested, to be included in the securities to be covered by such registration statement (the "Incidental Registration"), all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Shares so registered; provided, however, that nothing herein shall prevent the Company from abandoning or delaying any such registration at any time; and provided, further, that the Incidental Registration shall be subject to the provisions of Sections 7.3(b) and 7.3(c), and Section 7.4 to the extent indicated therein. Any request by a holder pursuant to this Section 7.3 to register Registrable Shares shall specify the number of Registrable Shares to be included in the underwriting and that such Registrable Shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. If the managing underwriter or underwriters shall advise the Company in writing that, in the view of such underwriters, such holders of Registrable Shares shall have requested the registration of a number of Registrable Shares that exceeds the maximum number of Shares that can be sold without having a material adverse effect on the marketing of the Common Stock to be sold under such registration statement, including the price at which such Common Stock can be sold (an "Adverse Market Effect"), the Company shall not be required to register Shares in excess of such maximum number, subject to the provisions of Section 7.3(b) (a "Cut-Back Event").

            (b) In the event of a Cut-Back Event arising in connection with an Incidental Registration, the following provisions shall apply:

                  (i) if the registration of Common Stock giving rise to the Incidental Registration is initiated by the Company, then the Company shall include in such registration (A) first, all of the Common Stock which the Company proposes to sell, and (B) second, the number of shares of Common Stock validly requested by Selling Shareholders and holders of Registrable Shares to be included in such registration that, in the opinion of the underwriters, can be sold without having an Adverse Market Effect, such amount to be allocated among all such Selling Shareholders and holders of Registrable Shares pro rata on the basis of the respective number of shares of Common Stock each such Selling Shareholder and holder of Registrable Shares has requested to be included in such registration;

                  (ii) if a registration of Common Stock giving rise to an Incidental Registration is initiated by any Selling Shareholder(s) (other than the Parent), then there shall be included in such registration (A) if the Company is not selling Common Stock in the registration, (I) first, all of the Common Stock proposed to be sold by such Selling Shareholder(s) initiating such registration, and (II) second, the number of shares of Common Stock of the Company validly requested by all other Selling Shareholders and holders of Registrable Shares to be included in such registration that, in the opinion of the underwriters, can be sold without having an Adverse Market Effect, such amount to be allocated among all such other Selling Shareholders and holders of Registrable Shares pro rata on the basis of the respective number of shares of Common Stock each such other Selling Shareholder and holder of Registrable Shares has requested to be included in such registration; and (B) if the Company is selling Common Stock in the registration (other than solely in connection with the covering of an over-allotment option), (I) first, all of the Common Stock proposed to be sold by the Company and such Selling Shareholder(s) initiating such registration, and (II) second, the number of shares of Common Stock of the Company validly requested by all other Selling Shareholders and holders of Registrable Shares to be included in such registration that, in the opinion of the underwriters, can be sold without having an Adverse Market Effect, such amount to be allocated among all such other Selling Shareholders and holders of Registrable Shares pro rata on the basis of the respective number of shares of Common Stock each such other Selling Shareholder and holder of Registrable Shares has requested to be included in such registration;

                  (iii) if a registration of Common Stock giving rise to an Incidental Registration is initiated by the Parent, then there shall be included in such registration (A) if the Company is not selling Common Stock in the registration, the number of shares of Common Stock of the Company validly requested by the Parent and all holders of Registrable Shares to be included in such registration that, in the opinion of the underwriters, can be sold without having an Adverse Market Effect, such amount to be allocated among the Parent and all such holders of Registrable Shares pro rata on the basis of the respective number of shares of Common Stock the Parent and each holder of Registrable Shares has requested to be included in such registration; and (B) if the Company is selling Common Stock in the registration (other than solely in connection with the covering of an over-allotment option), (I) first, all of the Common Stock proposed to be sold by the Company in the registration, and (II) second, the number of shares of Common Stock of the Company validly requested by the Parent and all holders of Registrable Shares to be included in such registration that, in the opinion of the underwriters, can be sold without having an Adverse Market Effect, such amount to be allocated among the Parent and the holders of Registrable Shares pro rata on the basis of the respective number of shares of Common Stock the Parent and each holder of Registrable Shares has requested to be included in such registration.

            (c) Notwithstanding any other provision of this Warrant, it is further agreed that, if any Selling Shareholder (other than the Parent) validly exercises a right to request registration under the Securities Act of all or part of its Common Stock, and, under the terms of any written agreement between the Company and such Selling Shareholder with respect to such registration, no Person is permitted to request an Incidental Registration in connection therewith, and no other Selling Shareholder, Parent or the Company is permitted to participate in such registration, then such prohibition shall also be binding upon the holders of Registrable Shares; it being agreed however, that the Company shall not grant such right of exclusivity more than one time to any Selling Shareholder.

      7.4 Discretion. Notwithstanding any other provision hereof to the contrary,

            (a) the Company shall be entitled, in its reasonable discretion, to elect, once with respect to each Demand Registration which it may be requested to effect hereunder, to delay the filing of a registration statement pursuant to
Section 7.2 for up to one hundred and twenty (120) days from the date of the request therefor under Section 7.2 (or for such shorter period if the Company files a registration statement under the Securities Act for the sale of Common Stock to the public pursuant to an underwritten public offering or continuous offering stock program), so long as the Board of Directors of the Company shall have determined in good faith prior to effecting such delay that such delay would be in the best interests of the Company,

            (b) the Company shall have the right to select the managing underwriter or underwriters for any offer or sale of the Registrable Shares to which the

Demand Registration or Incidental Registration relates; provided, however, that in the case of a Demand Registration, the holders of a majority of the Registrable Shares participating in the Demand Registration shall have the right to approve such underwriters, such approval not to be unreasonably withheld or delayed,

            (c) in the event of a Cut-Back Event arising in connection with a Demand Registration, the Company shall not be required to register Registrable Shares in excess of the maximum number which can be sold without an Adverse Market Effect; provided, however, that holders of Registrable Shares shall have priority over any and all Selling Shareholders (including, but not limited to, Parent and the Company) in determining whose shares of Common Stock shall be included in the Registration,

            (d) in connection with a Demand Registration, the holders of Registrable Shares shall consult with the Company with respect to the method of sale of such Registrable Shares; and in any event, such holders shall use their best efforts to the effect that the sale of such Shares shall not have a material adverse effect on the market price of the Common Stock,

            (e) the Company shall pay all out-of-pocket expenses incident to the Company's effectuation of a Demand Registration or an Incidental Registration, including without limitation, all registration and filing fees (including filing fees with respect to the National Association of Securities Dealers, Inc.), all fees and expenses of complying with state securities or "blue sky" laws, all printing expenses, all listing fees, all registrars' and transfer agents' fees, the fees and disbursements of counsel for the Company and of its independent certified public accountants, including the expenses of any special audits and/or "comfort" letters required by or incident to such performance and compliance; but excluding the fees and disbursements of counsel to the sellers of the Registrable Shares, underwriting discounts and commissions, and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Shares being registered in all cases, and

            (f) such holders agree to cooperate fully to facilitate the Demand Registration and the Incidental Registration, and offer and sale of Registrable Shares covered thereby, including completing selling shareholder questionnaires, entering into customary underwriting and other agreements, and furnishing information for inclusion in any prospectus.

                                  ARTICLE VIII
                             REGISTRATION PROCEDURES


      If the Company is required by the provisions hereof to use commercially reasonable efforts to effect the registration of any Registrable Shares under the Securities Act, the Company will:

            (a) furnish to each seller of Registrable Shares and to any underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Shares covered by such registration statement;

            (b) use commercially reasonable efforts (i) to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Shares in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (c) use commercially reasonable efforts to list the Registrable Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, or, if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Common Stock on NASDAQ;

            (d) notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

            (e) notify each seller of Registrable Shares of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

            (f) if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including, without limitation, customary indemnification and contribution provisions;

            (g) make available for inspection by each seller of Registrable Shares at such seller's expense, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (h) provide a transfer agent and registrar, which may be a single entity, for the Registrable Shares not later than the effective date of the registration statement; and

            (i) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Shares to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as the investors or any underwriters may reasonably request.

      In connection with any registration hereunder, the sellers of Registrable Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                                   ARTICLE IX
                        INDEMNIFICATION AND CONTRIBUTION

      9.1 Indemnification by Company. In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to the terms of this Warrant, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Shares thereunder, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, as and when incurred, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus. Notwithstanding the foregoing, the indemnity provided in this Section 9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party.

      9.2 Indemnification of Company. In the event of a registration of any of the Registrable Shares under the Securities Act pursuant hereto each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, as and when incurred, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Shares covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party.

      9.3 Notice of Action. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Article IX and shall only relieve it from any liability which it may have to such indemnified party under this Article IX if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article IX for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advise of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      9.4 Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Warrant, or any controlling person of any holder, makes a claim for indemnification pursuant to this Article IX but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article IX provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any holder or any such controlling person in circumstances for which indemnification is provided under this Article IX; then, and in each such case, the Company and holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (a) no holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement and (b) no person or entity guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE X
                               LOSS OR MUTILATION

      Upon receipt by the Company from the Holder of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to the Company and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                                   ARTICLE XI
                                 NO STOCK RIGHTS

      No Holder of this Warrant, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provided herein), until the exercise of Warrants shall have occurred.

                                   ARTICLE XII
                                  MISCELLANEOUS

      12.1 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted the Company or by creditors of the Company.

      12.2 Nonwaiver; Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder or the Company shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or the Company. No single or partial waiver by the Holder or the Company of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder or the Company may have in law or in equity or by statute or otherwise.

      12.3  Modification; Severability

            (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

            (b) If any term is not curable as set forth in Section 12.3(a), the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

      12.4 Integration. This Warrant replaces all prior and contemporaneous agreements and supersedes all prior and contemporaneous negotiations between the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

      12.5 Amendment. This Warrant may not be modified or amended except by written agreement of the Company and the Holder.

      12.6 Headings. The headings of the Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

      12.7 Meanings. Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

      12.8 Notice Generally. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally (as of such delivery) or sent by certified mail, return receipt requested, postage prepaid, (as of the date of receipt as noted on the delivery receipts), addressed, if to the Holder, to the Holder at its last known address appearing on the Register, and if to the Company, to the Company at c/o Synetic, Inc., 669 River Drive, Center 2, Elmwood Park, New Jersey 07407, Attention: Chief Financial Officer, or at such other address as shall be furnished in writing by the parties as herein provided.

      12.9 Successors and Assigns. Subject to the provisions of Article 3, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Holder.

      12.10 Survival of Rights and Duties. This Warrant shall terminate and be of no further force and effect on the earlier of 5:00 P.M., New York City time, on the last day of the Exercise Period or the date on which all of the Warrants have been exercised, except that the provisions of Article II, Articles VII, VIII and IX (if this Warrant was exercised), and Article XII shall continue in full force and effect after such termination date.

      12.11 Governing Law. In all respects, including all matters of construction, validity and performance, this Warrant and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated: As of January 1, 1999


                                    SYNETIC HEALTHCARE COMMUNICATIONS, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


Attest:


----------------------------
Name:
Title:




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